                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): August 10, 2001

                      INTERNATIONAL MERCANTILE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    MISSOURI
                 (State or other jurisdiction of incorporation)

             000-07693                                   43-0970243
       (Commission File No.)                   (IRS Employer Identification No.)

                        PO Box 340, Olney, Maryland 20830
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 774-6913

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On August 10, 2001, the registrant retained Craig W. Conners, C.P.A., as its independent accountant to audit the registrant's financial statements for the registrant's fiscal year ending December 31, 2001. During the registrant's two most recent fiscal years and any subsequent period prior to engaging the new independent accountant, neither the registrant nor anyone on the registrant's behalf consulted the newly engaged accountant regarding any of the matters described in Item 305(a)(2)(i)-(ii) of Regulation S-K.

     As indicated in the Form 8-K's filed by the registrant on July 19, 2001 and
August 22, 2001, the accounting firm of Baum & Company, P.A. was appointed as the registrant's independent auditor for the fiscal year ended December 31,
2001. However, Baum & Company, P.A. performed only nominal services prior to the end of its engagement with the registrant.

     The registrant and Baum & Company, P.A. mutually agreed to terminate Baum &
Company, P.A.'s engagement in order for the registrant to engage another independent accountant whom one of the registrant's major creditors had requested the registrant to use.

     Baum & Company, P.A. did not issue any reports on the registrant's financial statements which would be the subject of a disclosure under Item
304(a)(1)(ii) of Regulation S-K.

     The registrant's decision to change accountants was approved by its board of directors.

     During the registrant's two most recent fiscal years and the subsequent interim period preceding the termination of the engagement of Baum & Company,
P.A., there were no disagreements with the former accountant within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to said former independent accountant's satisfaction, would have caused said accountant to make a reference to the subject matter of the disagreement(s) in connection with its reports.

     There were no reportable events of the types described in Item
304(a)(2)(v)(A)-(D) of Regulation S-K in connection with the engagement of Baum
& Company, P.A.

     In accordance with Item 304(a)(3) of Regulation S-K, the registrant has provided a copy of this report to the former independent accountant within the time required therein and requested said accountant to furnish the Commission with a letter addressed to the Commission meeting the requirements of said item.
A copy of said letter is attached hereto and incorporated as Exhibit 16 hereto.

     There are no reportable events on which disclosure is required under Item
304(b) of Regulation S-K in connection with the terminated engagement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16:       Letter from Baum & Company, P.A. furnished in
                           accordance with Item 304(a) (3) of Regulation S-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        International Mercantile Corporation
                                        Registrant

                                        /s/ Frederic Richardson
                                            Frederic Richardson
                                        Chairman Emeritus/Vice President

September 20, 2001
     Date